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Exhibit 10.106c


                             STOCK PLEDGE AGREEMENT

                                                           Date: April 11, 2003

TO :     VERTICAL COMPUTER SYSTEMS, INC.


PLEDGE OF STOCK

         To induce you, Vertical Computer Systems, Inc., to sell 3,000,000 shares of common stock of TranStar Systems, Inc. (the "TranStar") for U.S. $250,000.00 to me, Mike Radlovic, an individual ("Radlovic"), as evidenced by my Promissory Note, and the Loan and Security Agreement, by and between Radlovic and you (the "Security Agreement"), in that amount dated the date of this Stock Pledge Agreement (the "Agreement"), bearing interest at the rate of ten percent (10%) per annum, and payable to your order on April 11, 2007 (the "Note", which term will include any amendments thereto and substitutions therefor), and in consideration of your making said sale, and to secure payment of all amounts owing under the Note and this Agreement and performance of all of my other obligations under the Note and under this Agreement, the undersigned hereby pledge to you and grant you a security interest in FIVE MILLION (5,000,000) shares , with a par value of U.S. $.01 per share, of TranStar common stock owned
by       Radlovic,        represented        by        certificate(s)        no.
________________________________________________  delivered to you herewith duly endorsed in blank or with stock powers duly signed in blank, in either case with signatures guaranteed by a commercial bank in the United States or by a member firm of the NASD or any regional or national stock exchange; and (ii) any other "Collateral" (as hereinafter defined).

DEFINITION OF COLLATERAL

         The term "Collateral" means (i) the shares of stock pledged under the foregoing paragraph (collectively called the "Stock"), and (ii) any cash, securities or other property paid or otherwise distributed on, with respect to, or in exchange for any Collateral. You may at any time transfer the Stock or any other Collateral into your name or the name of your nominee. If I receive any such other Collateral, I shall promptly deliver the same to you in the form received together with any endorsement or instrument of transfer requested by you; but until a "default under this Agreement" (as hereinafter defined) occurs, I will be entitled to retain regular, periodic dividends paid on the Stock (but not on any other Collateral) from the earnings of TranStar; and you will remit to me any such dividends which you receive. In addition, if a default under this Agreement occurs, you shall be entitled to vote the Stock and any other Collateral held by you under this Agreement, and at all such times I shall not be entitled to vote the Stock or any other Collateral; and I hereby grant you an irrevocable proxy to so vote the Stock and any other Collateral.

WARRANTIES

         I hereby warrant to you that:

         a. TranStar, Inc. is duly incorporated and validly existing under the laws of the State of Nevada;

         b. I have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Note, which constitute my legally binding obligations;

         c.       I am the sole owner of the Stock;

         d. the Stock is validly issued, is fully paid and non-assessable, and is not subject to any claim, restriction, lien or other encumbrance except as provided in this Agreement;

         e. the Stock represents 29% of the total of 17,000,000 shares of TranStar, which are issued and outstanding and I may pledge and grant a security interest in the Stock without obtaining the approval of any other person, corporation, partnership, or other entity, or any governmental authority,

                         STOCK PLEDGE AGREEMENT-RADLOVIC

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         f.       there are no options,  warrants,  privileges  or other  rights outstanding with respect to any of the Stock subject to the terms of the Amended Stockholder's Agreement dated October 14, 2000.

PROHIBITION ON TRANSFER OF COLLATERAL

         I agree that I will not sell, transfer, assign or encumber any of my rights in any of the Collateral or grant any rights in or to any of the Collateral except pursuant to this Agreement.

FURTHER ASSURANCES

         I will, at my expense, take or cause to be taken such action and execute and deliver or cause to be executed and delivered such additional agreements and documents as you may request in connection with this Agreement or any of the Collateral or to perfect your security interest in any of the Collateral, including, without limitation, delivering any Collateral to you and executing and filing financing and other statements under the Uniform Commercial Code in effect in any state; and I hereby authorize you to sign any such agreement or document or statement on my behalf and to file any such statement with or without my signature.


DEFAULT

         Upon a default under any of the provisions of the Note, or if any warranty by me hereunder is incorrect, or if I fail to perform any of my obligations under this Agreement (any such default or breach of warranty or failure being herein called "a default under this Agreement"), you may, without notice, take such action as you deem advisable with respect to the Collateral, including, without limitation, selling any of the Collateral at public or private sale on such terms as you deem appropriate; and you are also authorized as my attorney-in-fact to endorse or otherwise effect the transfer of any of the Collateral. At any such sale you may be the purchaser.

REMEDIES; ORDER OF PURSUIT

         You shall not be required to resort to or pursue any of your rights or remedies under or with respect to any other agreement or any other collateral before pursuing any of your rights or remedies under this Agreement. You may pursue your rights and remedies in such order as you determine, and the exercise by you of any right or remedy will not preclude your exercising any other right or remedy.

DELAY; WAIVER

         The failure or delay by you in exercising any of your rights hereunder or with respect to the Note or any other collateral securing the Note in any instance shall not constitute a waiver thereof in that or any other instance. You may waive your rights only by an instrument in writing signed by you.

EXPENSES

         I agree to pay on demand all expenses of enforcing the provisions of this Agreement and your rights against any of the Collateral, including, without limitation, expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

WHERE TO MAKE PAYMENTS

         All payments under this Agreement shall be made in lawful currency of the United States of America in immediately available funds at VERTICAL COMPUTER SYSTEMS, INC., 6336 Wilshire Boulevard, Los Angeles, California, 90048, attn:
President, as provided in the Security Agreement, or in such other manner or at such other place as you shall designate in writing.

GOVERNING LAW; AGENT FOR SERVICE OF PROCESS

                         STOCK PLEDGE AGREEMENT-RADLOVIC

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         This  Agreement and your rights and my obligations  hereunder  shall be governed by and construed in accordance with the law of the State of California. I agree that any legal action or proceeding with respect to this Agreement or any of the Collateral may be brought in the courts of the State of California and of the United States having jurisdiction in the County of Los Angeles and State of California and for the purpose of any such legal action or proceeding, I hereby submit to the non-exclusive jurisdiction of such courts and agree not to raise and waive any objection I may have based upon personal jurisdiction or the venue of any such court or forum non conveniens. I agree not to bring any action or other proceeding with respect to this Agreement or any of my obligations under this Agreement in any other court unless such courts of the State of California and of the United States determine that they do not have jurisdiction in the matter. For purposes of any proceeding involving this Agreement, I hereby irrevocably appoint Gary Blum, Esq., at 3278 Wilshire Blvd., Ste. 603 Los Angeles, CA 90010, my agent to receive service of process for me and on my behalf.

         I will at all times maintain an agent to receive service of process in California, on my behalf with respect to this Agreement, and in the event that, for any reason, the agent named above or any successor agent shall no longer serve as my agent to receive service of process in California, I shall promptly appoint a successor and advise you thereof.

AMENDMENT

         This Agreement may only be amended by an instrument in writing signed by you and me.


                                Very truly yours,

                                 PLEDGOR

                                  MIKE RADLOVIC

                                 -------------------------------------------
                                 By: Mike Radlovic, an individual

                                 PLEDGEE

                                 AGREED:
                                 VERTICAL COMPUTER SYSTEMS, INC.


                                 -------------------------------------------

                                 By: Richard Wade, President


                         STOCK PLEDGE AGREEMENT-RADLOVIC

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